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                          POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Thomas H. Jacobsen and Ralph W. Babb, Jr., and each of them, as his true and lawful attorney in fact, with full power and authority separately to execute in the name of the undersigned, and to file with the United States Securities and Exchange Commission, a registration statement on Form S-4, and any amendments or supplements thereto, registering the issuance by Mercantile Bancorporation Inc. of shares of its common stock, and the preferred share purchase rights which trade there-with, in connection with the acquisition of Central Mortgage Bancshares, Inc., as well as such other filings as the above-named attorneys deem necessary or advisable to enable Mercantile Bancorporation Inc. to comply with the Securities Act of 1933, the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with said acquisition, and does hereby ratify and confirm all acts that such attorneys in fact, or any of them separately, may lawfully do or cause to be done by virtue hereof.

Name                          Signature                          Date
- ---------------------     ----------------------            --------------------

Richard P. Conerly        ______________________            ____________________

Harry M. Cornell, Jr.     ______________________            ____________________

Earl K. Dille             ______________________            ____________________

J. Cliff Eason            ______________________            ____________________

Bernard A. Edison         ______________________            ____________________

William A. Hall           ______________________            ____________________

Thomas A. Hays            ______________________            ____________________

William G. Heckman        ______________________            ____________________

Thomas H. Jacobsen        ______________________            ____________________

James B. Malloy           ______________________            ____________________

Charles H. Price II       ______________________            ____________________

Harvey Saligman           ______________________            ____________________

Craig D. Schnuck          ______________________            ____________________

Robert W. Staley          ______________________            ____________________

Robert L.  Stark          ______________________            ____________________

Patrick T. Stokes         ______________________            ____________________

Francis A. Stroble        ______________________            ____________________

Joseph G. Werner          ______________________            ____________________

John A. Wright            ______________________            ____________________